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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) March 17, 2005

                  CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                 033-68728                              13-3726306
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          (Commission File Number)           (IRS Employer Identification No.)

     50 Rockefeller Plaza, New York, NY                    10020
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  (Address of Principal Executive Offices)              (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On April 6, 2005, the registrant announced that effective March 17, 2005, Mr. Thomas E. Zacharias was appointed Chief Operating Officer of the registrant.

Thomas E. Zacharias, age 51, joined W. P. Carey & Co. LLC in April 2002, and has served as Managing Director, Asset Management. Prior to joining W. P. Carey & Co., Mr. Zacharias was a Senior Vice President of MetroNexus North America; a Morgan Stanley Real Estate Funds Enterprise capitalized for the development of internet data centers. Prior to joining MetroNexus in October 2000, Mr. Zacharias was a Principal at Lend Lease Development U.S., a subsidiary of Lend Lease Corporation, a global real estate investment management company. Between 1981 and 1998, Mr. Zacharias was a senior officer at Corporate Property Investors which at the time of its merger into Simon Property Group in 1998 was the largest private equity REIT. He has over 25 years experience in acquisitions, financing, development, leasing and asset management in real estate. Mr. Zacharias received his undergraduate degree, magna cum laude, from Princeton University in 1976, and a Masters in Business Administration from Yale School of Management in 1979. He is a member of the Urban Land Institute, International Council of Shopping Centers and NAREIT, and currently serves as a Trustee of Groton School in Groton, Massachusetts. Mr. Zacharias also serves as Chief Operating Officer of Corporate Property Associates 14 Incorporated and Corporate Property Associates 15 Incorporated, and as President of Corporate Property Associates 16 - Global Incorporated. Mr. Zacharias previously served as an independent director of Carey Institutional Properties Incorporated from 1997 to 2001, the registrant from 1997 to 2000, Corporate Property Associates 14 Incorporated from 1997 to 2001 and Corporate Property Associates 15 Incorporated in 2001.

Attached as Exhibit 99.1 is a copy of the press release relating to the registrant's announcement, which is incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.        Exhibit
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
   99.1         Press Release

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CORPORATE PROPERTY ASSOCIATES 12
                                   INCORPORATED

                                   By: /s/ Gordon F. DuGan
                                       -----------------------------------
                                       Gordon F. DuGan,
                                       chief Executive Officer


Date: April 6, 2005